UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2005

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HEALTH SCIENCES GROUP, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Colorado	333-51628	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, CA 90045

(Address of principal executive offices)  (Zip Code)

(310) 242-6700
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 22, 2005, Health Sciences Group, Inc. (the “Registrant”) acquired Open Cell Biotechnologies, Inc. (“OCBI”), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  OCBI holds an exclusive worldwide license to a patented technology known as Sponges of Hydrocolloids.  The Registrant issued unregistered shares of its common stock valued at $954,500 to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of OCBI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

The acquisition of OCBI provides the Registrant with exclusive worldwide rights for Sponges of Hydrocolloids, a patented open-cell matrix of organic solid-foam, or sponge food.  Hydrocolloid cellular solids are present in a wide variety of spongy organic and inorganic materials.  The patent covers novel methods for the development of a new edible sponge devoid of taste and caloric value.  Edible sponges have a high degree of compressibility and liquid absorption qualities.  Due to their highly receptive matrix structure, hydrocolloid cellular solids can function as excellent carriers for a wide range of compounds including vitamins, minerals, proteins and carbohydrates.

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the terms of an Agreement and Plan of Acquisition, dated February 22, 2005, by and between the Registrant, Open Cell Biotechnologies, Inc., and UTEK Corporation, the Registrant issued 822,845 shares of common stock to UTEK Corporation upon the closing of the acquisition described in Item 2.01 above.  The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH SCIENCES GROUP, INC.

Dated:  March 1, 2005

By:  /s/ Fred E. Tannous

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Fred E. Tannous

Chief Executive Officer,

Principal Financial Officer,

and Director

Dated:  March 1, 2005

By:  /s/ Bill Glaser

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Bill Glaser

President, Secretary,

and Director

Dated:  March 1, 2005

By:  /s/ Duke Best

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Duke Best

Controller

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